                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                ISDA Master Agreement (Class A-2FL Certificates)
                      dated as of December 12, 2006 between

                      MERRILL LYNCH CAPITAL SERVICES, INC.,
                             a Delaware Corporation
              (hereinafter referred to as "Party A" or "Pledgor"),

                                       and

                    ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4,
                    a common law trust organized and existing
                     under the laws of the State of New York
            (hereinafter referred to as "PARTY B" or "SECURED PARTY")

This Annex supplements, forms part of, and is subject to, the above-referenced
Agreement, is part of its Schedule and is a Credit Support Document under this
Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to
Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex,
Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured
Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledger, hereby pledges to the other party, as the Secured
Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.
Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the
security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the
Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable
Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any
Valuation Date will equal the amount by which:

    (i) the Credit Support Amount

    exceeds

    (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the
Pledgor on or promptly following a Valuation Date, if the Return Amount for that
Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of
Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the
"RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

    (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party

    exceeds

    (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support
Amount will be deemed to be zero whenever the calculation of Credit Support
Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under
Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and
6(d) is subject to the conditions precedent that:

    (i) no Event of Default, Potential Event of Default or Specified Condition
    has occurred and is continuing with respect to the other party; and

    (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted
Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of
Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation
Time. The Valuation Agent will notify each party (or the other party, if the
Valuation Agent is a party) of its calculations not later than the Notification
Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(D) SUBSTITUTIONS.

    (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured
    Party specifying the items of Posted Credit Support to be exchanged, the
    Pledgor may, on any Local Business Day, Transfer to the Secured Party
    substitute Eligible Credit Support (the "Substitute Credit Support"); and

    (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the
    Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the
    Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the
    Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of
Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business
Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

    (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

        (A) utilizing any calculations of Exposure for the Transactions (or Swap
        Transactions) that the parties have agreed are not in dispute;

        (B) calculating the Exposure for the Transactions (or Swap Transactions)
        in dispute by seeking four actual quotations at mid-market from
        Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap
        Transaction), then fewer than four quotations may be used for that
        Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation
        Agent's original calculations will be used for that Transaction (or Swap
        Transaction); and

        (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

    (ii) In the case of a dispute involving the Value of any Transfer of
    Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the
Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to
Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under
Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the
Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

    (i) GENERAL. Subject to the satisfaction of any conditions specified in
    Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured
    Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

    (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian
    fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five
    Local Business Days after the demand, Transfer or cause its Custodian to
    Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

    (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3,
4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an
Affected Party with respect to a Specified Condition and no Early Termination
Date has occurred or been designated as the result of an Event of Default or
Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code,
have the right to:

    (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

    (ii) register any Posted Collateral in the name of the Secured Party, its
    Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted
Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted
Collateral pursuant to (i) or (ii) above.

(d) DISTRIBUTIONS AND INTEREST AMOUNT.

    (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will
    Transfer to the Pledgor not later than the following Local Business Day any
    Distributions it receives or is deemed to receive to the extent that a
    Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

    (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form cf
    Cash (all of which may he retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the
    Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).
    The Interest Amount or portion thereof not Transferred pursuant to this
    Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

    (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest
    Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

    (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in
    Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is gven to that party; or

    (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the
Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies.

    (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

    (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

    (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the
    Secured Party to Transfer that Posted Collateral); and

    (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted
    Collateral to any amounts payable by the Pledgor with respect to any
    Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice than is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified
Condition with respect to the Secured Party, then (except in the case of an
Early Termination Date relating to less than all Transactions (or Swap
Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

    (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured
    Party;

    (ii) the Pledgor may exercise any other rights and remedies available to the
    Pledgor under the terms of Other Posted Support, if any;

    (iii) the Secured Party will be obligated immediately to Transfer all Posted
    Collateral and the Interest Amount to the Pledgor; and

    (iv) to the extent that Posted Collateral or the Interest Amount is not so
    Transferred pursuant to (iii) above, the Pledgor may:

         (A) Set-off any amounts payable by the Pledgor with respect to any
         Obligations against any Posted Collateral or the Cash equivalent of any
         Posted Collateral held by the Secured Party (or any obligation of the
         Secured Party to Transfer that Posted Collateral); and

         (B) to the extent that the Pledgor does not Set-off under (iv)(A)
         above, withhold payment of any remaining amounts payabie by the Pledgor with respect to any Obligations, up to the Value of any remaining
         Posted Collateral held by the Secured Party, until that Posted
         Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the
Pledgor any proceeds and Posted Credit Support remaining after liquidation,
Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the
Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the
Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the
Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible
Collateral) that:

    (i) it has the power to grant a security interest in and lien on any
    Eligible Collateral it Transfers as the Pledgor and has taken ail necessary actions to authorize the granting of that security interest and lien;

    (ii) it is the sole owner of or otherwise has tie right to Transfer all
    Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

    (iii) upon the Transfer of any Eligible Collateral to the Secured Party
    under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

    (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted
Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under
Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses
Section of this Agreement, by the Defaulting Party or, if there is no Defaulting
Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor
(to the extent permitted under applicahle law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of
Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may he necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted
Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured
Party of, and defend against, any suit, action, proceeding or lien that involves
Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured
Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all
obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. A11 demands and notices made by a party under this
Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more
Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12. DEFINITIONS
As used in this Amex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paracraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)
(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market
Quotation will he determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured
Party on that day, determined by the Secured Party for each such day as follows:

    (x) the amount of that Cash on that day; multiplied by

    (y) the Interest Rate in effect for that day; divided by

    (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business
Day on which an Interest Amount was Transferred (or, if no Interest Amount has
yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be
Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the
Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has
Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property,
Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the
Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the
Secured Party under Paragraph 8. Any Interest Amount or portion thereof not
Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the
"Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit
Support or Interest Amount, and in accordance with the instructions of the
Secured Party, Pledgor or Custodian, as applicable:

    (i) in the case of Cash, payment or delivery by wire transfer into one or bank accounts specified by the recipient;

    (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient:

    (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

    (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the perccntage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

    (i) Eligible Collateral or Posted Collateral that is:

        (A) Cash, the amount thereof; and

        (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

    (ii) Posted Collateral that consists of items that are not specified as
    Eligible Collateral, zero; and

    (iii) Other Eligible Support and Other Posted Support, as specified in
    Paragraph 13.

PARAGRAPH 13. ELECTIONS AND VARIABLES.

(a)   SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   CREDIT SUPPORT OBLIGATIONS.

      (i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A)   "DELIVERY AMOUNT" has the meaning specified in Paragraph
                    3(a) as amended (I) by deleting the words "upon a demand
                    made by the Secured Party on or promptly following a
                    Valuation Date" and inserting in lieu thereof the words "not later than the close of business on the next Local Business
                    Day following each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise
                    specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the
                    Secured Party." and inserting in lieu thereof the following:

                    The "DELIVERY AMOUNT" applicable to the Pledgor for any
                    Valuation Date will equal the greatest of

                    (1)   the amount by which (a) the S&P Credit Support Amount
                          for such Valuation Date exceeds (b) the S&P Value as
                          of such Valuation Date of all Posted Credit Support
                          held by the Secured Party,

                    (2)   the amount by which (a) the Moody's First Trigger
                          Credit Support Amount for such Valuation Date exceeds
                          (b) the Moody's First Trigger Value as of such
                          Valuation Date of all Posted Credit Support held by
                          the Secured Party, and

                    (3)   the amount by which (a) the Moody's Second Trigger
                          Credit Support Amount for such Valuation Date exceeds
                          (b) the Moody's Second Trigger Value as of such
                          Valuation Date of all Posted Credit Support held by
                          the Secured Party.

              (B)   "RETURN AMOUNT" has the meaning specified in Paragraph 3(b)
                    as amended by deleting in its entirety the sentence
                    beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in
                    lieu thereof the following:

                    The "RETURN AMOUNT" applicable to the Secured Party for any
                    Valuation Date will equal the least of

                    (1)   the amount by which (a) the S&P Value as of such
                          Valuation Date of all Posted Credit Support held by
                          the Secured Party exceeds (b) the S&P Credit Support
                          Amount for such Valuation Date,

                    (2)   the amount by which (a) the Moody's First Trigger
                          Value as of such Valuation Date of all Posted Credit
                          Support held by the Secured Party exceeds (b) the
                          Moody's First Trigger Credit Support Amount for such
                          Valuation Date, and

                    (3)   the amount by which (a) the Moody's Second Trigger
                          Value as of such Valuation Date of all Posted Credit
                          Support held by the Secured Party exceeds (b) the
                          Moody's Second Trigger Credit Support Amount for such
                          Valuation Date.

              (C)   "CREDIT SUPPORT AMOUNT" shall not apply. For purposes of
                    calculating any Delivery Amount or Return Amount for any
                    Valuation Date, reference shall be made to the S&P Credit
                    Support Amount, the Moody's First Trigger Credit Support
                    Amount or the Moody's Second Trigger Credit Support Amount,
                    in each case for such Valuation Date, as provided in
                    Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)    ELIGIBLE COLLATERAL.

              On any date, the following items will qualify as "ELIGIBLE
COLLATERAL":

                                        2

                                                                                  MOODY'S           MOODY'S
                                                                    S&P        FIRST TRIGGER     SECOND TRIGGER
                                                                 VALUATION       VALUATION         VALUATION
              COLLATERAL                                         PERCENTAGE     PERCENTAGE         PERCENTAGE
              ----------                                         ----------    -------------     --------------

              (A)   Cash                                            100%           100%               100%

              (B)   Fixed-rate negotiable USD denominated
                    debt obligations issued by the U.S.
                    Treasury Department having a remaining         98.5%           100%               100%
                    maturity on such date of not more than
                    one year

              (C)   Fixed-rate negotiable USD denominated debt
                    obligations issued by the U.S.
                    Treasury Department having a remaining         89.9%           100%                94%
                    maturity on such date of more than one
                    year but not more than ten years

              (D)   Fixed-rate negotiable USD denominated debt
                    obligations issued by the U.S.
                    Treasury Department having a remaining         83.9%           100%                87%
                    maturity on such date of more than ten
                    years

      (iii)   OTHER ELIGIBLE SUPPORT.

              The following items will qualify as "Other Eligible Support" for the party specified:

              Not applicable.

      (iv)    THRESHOLD.

              (A)   "INDEPENDENT AMOUNT" means zero with respect to Party A and
                    Party B.

              (B)   "THRESHOLD" means, with respect to Party A and any Valuation
                    Date, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                    "THRESHOLD" means, with respect to Party B and any Valuation
                    Date, infinity.

              (C)   "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to
                    Party A and Party B; provided, however, that if the
                    aggregate Class Certificate Balance of the Certificates
                    rated by S&P ceases to be more than USD 50,000,000, the
                    "Minimum Transfer Amount" shall be USD 50,000.

              (D)   ROUNDING: The Delivery Amount will be rounded up to the
                    nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD
                    1,000.

                                        3

(c)   VALUATION AND TIMING.

      (i)     "VALUATION AGENT" means Party A; provided, however, that if an
              Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to
              Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted
              Credit Support, by making reference to quotations received by the
              Valuation Agent from one or more Pricing Sources.

              Notwithstanding the expiration of any applicable grace period, the failure by the Valuation Agent to comply with or perform any obligation required of it when acting as Valuation Agent
              (including, without limitation, the performance of any such obligation in a timely manner) shall not in and of itself
              constitute an Event of Default with respect to Party A under
              Section 5(a)(iii) of the Agreement.

      (ii)    "VALUATION DATE" means the first Local Business Day in each week on which any of the S&P Credit Support Amount, the Moody's First
              Trigger Credit Support Amount or the Moody's Second Trigger Credit
              Support Amount is greater than zero.

      (iii)   "VALUATION TIME" means the close of business in the city of the
              Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local
              Business Day.

      (v)     EXTERNAL VERIFICATION. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support
              Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall
              (A) calculate the Secured Party's Exposure and the S&P Value of
              Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference
              Market-maker more than four times in any 12-month period. The
              Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to
              Party B. The Valuation Agent shall calculate on each Valuation
              Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a
              Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all
              Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the
              Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi)    NOTICE TO S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from
              S&P, the Valuation Agent shall provide to S&P not later than the
              Notification Time on the Local Business Day following each
              Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit
              Support for that

                                        4

              Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)   CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The
      following Termination Events will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any
      Additional Termination Event with respect to which Party A is the sole
      Affected Party. With respect to Party B: None.

(e)   SUBSTITUTION.

      (i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph
              4(d)(ii).

      (ii)    CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   DISPUTE RESOLUTION.

      (i)     "RESOLUTION TIME" means 1:00 p.m. New York time on the Local
              Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii)    VALUE. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value,
              Moody's First Trigger Value and Moody's Second Trigger Value, on
              any date, of Eligible Collateral other than Cash will be
              calculated as follows:

              For Eligible Collateral in the form of securities listed in
              Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the
              Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the
              applicable Valuation Percentage for such Eligible Collateral, and
              (B) the accrued interest on such securities (except to the extent
              Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii)   ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)   HOLDING AND USING POSTED COLLATERAL.

      (i)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party B (or any
              Custodian) will be entitled to hold Posted Collateral pursuant to
              Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

              (1)   The Custodian is a bank or trust company located in the
                    United States having total assets of at least $100,000,000 and a long term unsecured debt rating of at least "A+" and a short term unsecured debt rating of at least "A-1" from S&P and a long term unsecured debt rating of at least "Aa3" from
                    Moody's.

                    Initially, the Custodian for Party B is: LaSalle Bank
                    National Association.

      (ii)    USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii)
              will apply to Party B provided, for the avoidance of doubt, that nothing in this clause (ii) shall prohibit Party B from realizing on any collateral posted under the Credit Support Annex.

                                        5

(h)   DISTRIBUTIONS AND INTEREST AMOUNT.

      (i)     INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

      (ii)    TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount
              will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which
              Posted Collateral in the form of Cash is Transferred to the
              Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A
              shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii)   ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
              6(d)(ii) will apply.

(i)   ADDITIONAL REPRESENTATION(S). There are no additional representations by either party.

(j)   OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

      (i)     "VALUE" with respect to Other Eligible Support and Other Posted
              Support means: not applicable.

      (ii)    "TRANSFER" with respect to Other Eligible Support and Other Posted
              Support means: not applicable.

(k)   DEMANDS AND NOTICES. All demands, specifications and notices under this
      Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement

(l)   ADDRESS FOR TRANSFERS. Each Transfer hereunder shall be made to an address specified in writing from time to time by the party to which such Transfer will be made.

(m)   OTHER PROVISIONS.

      (i)     COLLATERAL ACCOUNT. Party B shall open and maintain a segregated account upon the occurrence of a Collateral Event, which shall be an Eligible Account, and hold, record and identify all Posted
              Collateral in such segregated account.

      (ii)    AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A
              and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii)   CALCULATION OF VALUE. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's
              First Trigger Value, Moody's Second Trigger Value". Paragraph
              4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger
              Value, or Moody's Second Trigger Value, as applicable" and (B)
              deleting the words "the Value" and inserting in lieu thereof "S&P
              Value,

                                        6

              Moody's First Trigger Value, or Moody's Second Trigger Value, as
              applicable". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P
              Value, Moody's First Trigger Value, or Moody's Second Trigger
              Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P
              Value, Moody's First Trigger Value, or Moody's Second Trigger
              Value, as applicable". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof
              "any one or more of the S&P Value, Moody's First Trigger Value, or
              Moody's Second Trigger Value, as may be". Paragraph 5(ii) is
              hereby amended by (1) deleting the first instance of the words
              "the Value" and inserting in lieu thereof "any one or more of the
              S&P Value, Moody's First Trigger Value, or Moody's Second Trigger
              Value" and (2) deleting the second instance of the words "the
              Value" and inserting in lieu thereof "such disputed S&P Value,
              Moody's First Trigger Value, or Moody's Second Trigger Value".
              Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof
              "least of the S&P Value, Moody's First Trigger Value, and Moody's
              Second Trigger Value".

      (iv)    FORM OF ANNEX. Party A and Party B hereby agree that the text of
              Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form -
              ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives
              Association, Inc.

      (v)     EVENTS OF DEFAULT. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph
              7(i) will apply to Party B solely in respect of Party B's
              obligations under Paragraph 3(b) of the Credit Support Annex.
              Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support
              Annex shall only be an Event of Default if (A) a Required Ratings
              Downgrade Event has occurred and been continuing for 30 or more
              Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi)    EXPENSES. Notwithstanding anything to the contrary in Paragraph
              10, the Pledgor will be responsible for, and will reimburse the
              Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii)   WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii)  NOTICE OF FAILURE TO POST COLLATERAL. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination
              Event.

      (ix)    USE OF POSTED CREDIT SUPPORT. Supplementing the provisions of
              Paragraph 6(e), the Secured Party may notify the obligors on any
              Posted Collateral to make payment to the Secured Party or its nominee or transferee of any amounts due thereon and to take control or grant its nominee the right to take control of any proceeds of any Posted Collateral.

      (x)     ACTIONS HEREUNDER. The Secured Party may take any actions
              hereunder, including liquidation rights, through the Trustee.

      (xi)    ADDITIONAL DEFINITIONS. As used in this Annex:

              "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                                        7

              "EXPOSURE" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

              "LOCAL BUSINESS DAY" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party
              A, Party B and any Custodian, and (B) in relation to a Transfer of
              Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

              "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any
              Valuation Date, the excess, if any, of

              (I)   (A)   for any Valuation Date on which (I) a First Trigger
                          Failure Condition has occurred and has been continuing
                          (x) for at least 30 Local Business Days or (y) since
                          this Annex was executed and (II) it is not the case
                          that a Moody's Second Trigger Event has occurred and
                          been continuing for at least 30 Local Business Days,
                          an amount equal to the greater of (a) zero and (b) the
                          sum of the Secured Party's aggregate Exposure for all
                          Transactions and the aggregate of Moody's Additional
                          Collateralized Amounts for each Transaction.

                          For the purposes of this definition, the "MOODY'S
                          ADDITIONAL COLLATERALIZED AMOUNT" with respect to any
                          Transaction shall mean:

                          the product of the applicable Moody's First Trigger
                          Factor set forth in Table 1 and the Notional Amount
                          for such Transaction for the Calculation Period which
                          includes such Valuation Date; or

                    (B)   for any other Valuation Date, zero, over

              (II)  the Threshold for Party A for such Valuation Date.

              Moody's First Trigger Credit Support Annex shall not be calculated using DV01.

              "FIRST TRIGGER FAILURE CONDITION" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's
              First Trigger Required Ratings.

              "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means (A) if each Local Business Day is a Valuation Date, 2%, or (B) otherwise,
              4%.

              "MOODY'S FIRST TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger
              Valuation Percentage for such Eligible Collateral set forth in
              Paragraph 13(b)(ii).

              "MOODY'S SECOND TRIGGER EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second
              Trigger Ratings Threshold.

              "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any
              Valuation Date, the excess, if any, of

                                        8

              (I)   (A)   for any Valuation Date on which it is the case that a
                          Second Trigger Failure Condition has occurred and been
                          continuing for at least 30 Local Business Days, an
                          amount equal to the greatest of (a) zero, (b) the
                          aggregate amount of the Next Payments for all Next
                          Payment Dates, (c) the sum of the Secured Party's
                          aggregate Exposure and the aggregate of Moody's
                          Additional Collateralized Amounts for each
                          Transaction.

                          For the purposes of this definition, the "MOODY'S
                          ADDITIONAL COLLATERALIZED AMOUNT" with respect to any
                          Transaction shall mean:

                          if such Transaction is not a Transaction-Specific
                          Hedge,

                          the product of the applicable Moody's Second Trigger
                          Factor set forth in Table 2 and the Notional Amount
                          for such Transaction for the Calculation Period which
                          includes such Valuation Date; or

                          if such Transaction is a Transaction-Specific Hedge,

                          the product of the applicable Moody's Second Trigger
                          Factor set forth in Table 3 and the Notional Amount
                          for such Transaction for the Calculation Period which
                          includes such Valuation Date; or

              (II)  the Threshold for Party A for such Valuation Date.

              Moody's Second Trigger Credit Support Annex shall not be
              calculated using DV01.

              "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT
              MULTIPLIER" means (A) if each Local Business Day is a Valuation
              Date, 10%, or (B) otherwise, 11%.

              "MOODY'S SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger
              Valuation Percentage for such Eligible Collateral set forth in
              Paragraph 13(b)(ii).

              "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means (A) if each Local Business Day is a Valuation Date, 8% or (B) otherwise,
              9%.

              "NEXT PAYMENT" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party
              A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment
              Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

              "NEXT PAYMENT DATE" means each date on which the next scheduled payment under any Transaction is due to be paid.

              "SECOND TRIGGER FAILURE CONDITION" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's
              Second Trigger Ratings Threshold.

              "PRICING SOURCES" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data
              Resources Inc., Interactive Data Services, International
              Securities Market Association, Merrill Lynch Securities Pricing
              Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp
              Pricing, JJ Kenny, S&P and Telerate.

              "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                                        9

              (I)   (A)   for any Valuation Date on which an S&P Rating
                          Threshold Event has occurred and been continuing for
                          at least 30 days, an amount equal to the sum, for each
                          Transaction to which this Annex relates, of (1) 100.0%
                          of the Secured Party's Transaction Exposure for such
                          Valuation Date and (2) the product of the Volatility
                          Buffer for such Transaction and the Notional Amount of
                          such Transaction for the Calculation Period of such
                          Transaction which includes such Valuation Date, or

                    (B)   for any other Valuation Date, zero, over

              (II)  the Threshold for Party A for such Valuation Date.

              "S&P RATING THRESHOLD EVENT" means, on any date, no Relevant
              Entity has credit ratings from S&P which exceed the S&P Approved
              Ratings Threshold.

              "S&P VALUE" means, on any date and with respect to any Eligible
              Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and
              (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

              "TRANSACTION EXPOSURE" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

              "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

              "VALUATION PERCENTAGE" shall mean, for purposes of determining the
              S&P Value, Moody's First Trigger Value, or Moody's Second Trigger
              Value with respect to any Eligible Collateral or Posted
              Collateral, the applicable S&P Valuation Percentage, Moody's First
              Trigger Valuation Percentage, or Moody's Second Trigger Valuation
              Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

              "VALUE" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value and the related Moody's
              Second Trigger Value.

              "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.

              The higher of  the S&P
              short-term credit rating     Remaining       Remaining       Remaining        Remaining
              of (i) Party A and (ii)      Weighted        Weighted         Weighted         Weighted
              the Credit Support            Average         Average         Average          Average
              Provider of Party A, if      Maturity        Maturity         Maturity         Maturity
              applicable                 up to 3 years   up to 5 years   up to 10 years   up to 30 years
              -------------------------------------------------------------------------------------------

              At least "A-2"                 2.75%           3.25%           4.00%            4.75%
              "A-3"                          3.25%           4.00%           5.00%            6.25%
              "BB+" or lower                 3.50%           4.50%           6.75%            7.50%

                [Remainder of this page intentionally left blank]

                                       10

                                     Table 1

                          MOODY'S FIRST TRIGGER FACTOR

            REMAINING                                    WEEKLY
      WEIGHTED AVERAGE LIFE                            COLLATERAL
        OF HEDGE IN YEARS                               POSTING

            1 or less                                    0.25%
More than 1 but not more than 2                          0.50%
More than 2 but not more than 3                          0.70%
More than 3 but not more than 4                          1.00%
More than 4 but not more than 5                          1.20%
More than 5 but not more than 6                          1.40%
More than 6 but not more than 7                          1.60%
More than 7 but not more than 8                          1.80%
More than 8 but not more than 9                          2.00%
More than 9 but not more than 10                         2.20%
More than 10 but not more than 11                        2.30%
More than 11 but not more than 12                        2.50%
More than 12 but not more than 13                        2.70%
More than 13 but not more than 14                        2.80%
More than 14 but not more than 15                        3.00%
More than 15 but not more than 16                        3.20%
More than 16 but not more than 17                        3.30%
More than 17 but not more than 18                        3.50%
More than 18 but not more than 19                        3.60%
More than 19 but not more than 20                        3.70%
More than 20 but not more than 21                        3.90%
More than 21 but not more than 22                        4.00%
More than 22 but not more than 23                        4.00%
More than 23 but not more than 24                        4.00%
More than 24 but not more than 25                        4.00%
More than 25 but not more than 26                        4.00%
More than 26 but not more than 27                        4.00%
More than 27 but not more than 28                        4.00%
More than 28 but not more than 29                        4.00%
           More than 29                                  4.00%

                                       11

                                     Table 2

        MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED
                                NOTIONAL AMOUNTS

            REMAINING                                   WEEKLY
      WEIGHTED AVERAGE LIFE                           COLLATERAL
        OF HEDGE IN YEARS                               POSTING

            1 or less                                    0.60%
More than 1 but not more than 2                          1.20%
More than 2 but not more than 3                          1.70%
More than 3 but not more than 4                          2.30%
More than 4 but not more than 5                          2.80%
More than 5 but not more than 6                          3.30%
More than 6 but not more than 7                          3.80%
More than 7 but not more than 8                          4.30%
More than 8 but not more than 9                          4.80%
More than 9 but not more than 10                         5.30%
More than 10 but not more than 11                        5.60%
More than 11 but not more than 12                        6.00%
More than 12 but not more than 13                        6.40%
More than 13 but not more than 14                        6.80%
More than 14 but not more than 15                        7.20%
More than 15 but not more than 16                        7.60%
More than 16 but not more than 17                        7.90%
More than 17 but not more than 18                        8.30%
More than 18 but not more than 19                        8.60%
More than 19 but not more than 20                        9.00%
More than 20 but not more than 21                        9.00%
More than 21 but not more than 22                        9.00%
More than 22 but not more than 23                        9.00%
More than 23 but not more than 24                        9.00%
More than 24 but not more than 25                        9.00%
More than 25 but not more than 26                        9.00%
More than 26 but not more than 27                        9.00%
More than 27 but not more than 28                        9.00%
More than 28 but not more than 29                        9.00%
          More than 29                                   9.00%

                                       12

                                     Table 3

          MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

            REMAINING                                   WEEKLY
      WEIGHTED AVERAGE LIFE                           COLLATERAL
        OF HEDGE IN YEARS                               POSTING

           1 or less                                     0.75%
More than 1 but not more than 2                          1.50%
More than 2 but not more than 3                          2.20%
More than 3 but not more than 4                          2.90%
More than 4 but not more than 5                          3.60%
More than 5 but not more than 6                          4.20%
More than 6 but not more than 7                          4.80%
More than 7 but not more than 8                          5.40%
More than 8 but not more than 9                          6.00%
More than 9 but not more than 10                         6.60%
More than 10 but not more than 11                        7.00%
More than 11 but not more than 12                        7.50%
More than 12 but not more than 13                        8.00%
More than 13 but not more than 14                        8.50%
More than 14 but not more than 15                        9.00%
More than 15 but not more than 16                        9.50%
More than 16 but not more than 17                        9.90%
More than 17 but not more than 18                       10.40%
More than 18 but not more than 19                       10.80%
More than 19 but not more than 20                       11.00%
More than 20 but not more than 21                       11.00%
More than 21 but not more than 22                       11.00%
More than 22 but not more than 23                       11.00%
More than 23 but not more than 24                       11.00%
More than 24 but not more than 25                       11.00%
More than 25 but not more than 26                       11.00%
More than 26 but not more than 27                       11.00%
More than 27 but not more than 28                       11.00%
More than 28 but not more than 29                       11.00%
          More than 29                                  11.00%

                                       13

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

MERRILL LYNCH                             ML-CFC COMMERCIAL MORTGAGE
CAPITAL SERVICES, INC.                    TRUST 2006-4

                                          By: LaSalle Bank National Association,
                                          Not in its individual capacity,
                                          but solely as Trustee

By: /s/ Angelina Lopes                    By: /s/ Timothy E. Cutsinger
    ------------------                        ------------------------
    Name: Angelina Lopes                      Name: Timothy E. Cutsinger
    Title: Authorized Signatory               Title: Assistant Vice President
    Date:                                     Date:

                                       14